Exhibit 99.3

GUARANTEE, MORTGAGE AND SECURITY AGREEMENT
This Security Agreement (this "Security Agreement") is entered into effective as of November 30, 2016 (the "Effective Date"), by and among Alan Martin, an individual residing in Oklahoma (the "Secured Party"), Alpine 4 Technologies Ltd., a Delaware corporation ("Alpine 4"), and Horizon Well Testing, Inc., an Oklahoma corporation (the "Company").  The Secured Party, Alpine 4, and the Company are sometimes referred to hereafter individually as a "Party" and collectively as the "Parties."

RECITALS

A.
Alpine 4, the Secured Party, and the Company entered into a Securities Purchase Agreement of even or near date herewith (the "SPA"), pursuant to which Alpine 4  purchased from the Secured Party 100% of the issued and outstanding membership units of the Company (the "Purchased Units").

B.
As partial payment for the Purchased Units, Alpine 4 made and conveyed to the Secured Party a Secured Convertible Promissory Note (the "Note") of even or near date herewith, pursuant to which, Alpine 4 agreed to pay to the Secured Party an aggregate of $1,500,000, on terms set forth in the Note, as part of the purchase price for the Purchased Units.

C.
In recognition of, and to provide collateral to secure Alpine 4's obligations under the Note, the Company agrees to enter into this Security Agreement pursuant to which the Company will grant to Secured Party a subordinated security interest (the "Subordinated Security Interest") in the Collateral described below.

D.	Alpine 4 hereby agrees to guarantee the obligations of the Company in respect of the payment obligations under the Note.
AGREEMENT

 NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Secured Party hereby agree as follows:
 1. Definitions and Interpretation.  When used in this Security Agreement, the following terms have the following respective meanings:
"Company Collateral" shall mean all of the assets of the Company, and all of the products and proceeds from any of the assets of the Company, including: All Real Property, All inventory of the Debtor, now owned or hereafter acquired; All equipment of the Debtor, now owned or hereafter acquired; All accounts and contract rights of the Debtor, now existing or hereafter created; All interest of the Debtor now existing or hereafter arising in the providing of services, goods the sale or lease of which gave rise to any accounts; All chattel paper, documents, instruments and cash relating to any such accounts; All security agreements, guaranties, leases and other writings securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, and instruments; All now existing and hereafter acquired books, records, writings, data bases, information and other property relating to, used or useful in connection with, embodying, incorporating or referring to, any of the foregoing Collateral; All other property of the Debtor now or hereafter in the possession, custody or control of the Lenders, and all property of the Debtor in which the Lenders now has or hereafter acquires a Security Interest; and All products and proceeds of the foregoing Collateral.  Collateral shall not include leasehold interests or any other interests in real property. For purposes of this Agreement, the term  "proceeds" includes whatever is receivable or received when Collateral or proceeds thereof is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

 "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom.
 "Obligations" means all obligations arising or owed by Alpine 4 to Secured Party or its affiliates under the Note or owed by the Company or Alpine 4  under this Security Agreement.
"Permitted Encumbrances" has the meaning specified therefor in the SPA.
 "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.
"Senior Lender" shall mean the bank or other financing entity or facility providing the financing to the Company.
"Senior Security Interest" shall mean the security interest in the Collateral granted to the Senior Lender which is senior to the security interest granted to the Secured Party hereunder.
2. Guarantee. Alpine 4 hereby guarantees to the Secured Party the due and punctual payment in full when due, whether at stated maturity, upon acceleration or otherwise, of (i) all indebtedness, obligations and liabilities (including, without limitation, indemnities, fees, expenses) of the Company to the Secured Party arising out of or in connection with the Note (collectively, the "Obligations"). Upon the occurrence of an Event of Default pursuant to the Note which remains uncured pursuant to any applicable cure periods or means, Alpine 4 shall have the obligation to make any Monthly Payment not made by the Company, until such time as the Company shall resume making such Monthly Payments. Additionally, if the Company does not pay any and all amounts still owing at or before the Maturity Date of the Note, then Alpine 4 shall have the obligation to pay all amounts due and payable under the Note, pursuant to the terms of the Note.

3. Grant of Security Interest.  As security for the Obligations, the Company hereby pledges and grants to Secured Party a subordinated security interest (subject only to the Senior Security Interest granted to the Senior Lender, and to Permitted Encumbrances) in and to the Company Collateral.
3.01.  Lien on Real Property.  Company, in consideration of the Note and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, grant and mortgage, with power of sale, to Secured Party all the Land situated in Pittsburg County, State of Oklahoma, described more particularly in Schedule "3.01" attached hereto as a part hereof, together with (a) all buildings and improvements now or hereafter located thereon; (b) all rights, rights of way, air rights, riparian rights, franchises, licenses, easements, tenements, hereditaments, appurtenances, accessions and other rights and privileges now or hereafter belonging to the Land or the buildings and improvements thereupon, now owned or hereafter acquired by Company.

3.02.  Judicial Foreclosure and Power of Sale.  In case of foreclosure hereof, said Company hereby agrees to pay a reasonable attorney's fee in such foreclosure suit and all costs in connection therewith to be secured by this Mortgage which shall be due and payable when suit is filed and said Company hereby waive all rights, under the homestead, exemption and stay laws of the State of Oklahoma; and appraisement of said real estate is hereby expressly waived or not waived at the option of the Secured Party, their successors or assigns, such option to be exercised prior to or at the time judgment is rendered in any foreclosure hereof.

3.03.  Power of Sale.  As an alternative to judicial foreclosure, Company authorizes and empowers Secured Party, upon the occurrence of an Event of Default, except for the Event of Default described above, to sell Company' interest in the Mortgaged Property, in accordance with the Oklahoma Power of Sale Mortgage Foreclosure Act, OKLA. STAT. tit. 46, §§ 40‑48.  The Mortgaged Property or any interest therein may be sold upon such terms and in as many parcels as the Person conducting the sale may, in his sole discretion, elect.

3.04.  Application and Proceeds of Sale.  Upon a foreclosure sale, the purchaser shall receive that portion of or interest in the Mortgaged Property purchased by it free from any claims of Company and without any liability to see to the application of the purchase money.  The net proceeds from the sale, after deduction of all costs of the sale, shall be applied as prescribed by applicable law.

 4. Representations, Warranties, and Covenants.
a. Covenants Relating to Collateral.  As security for the Obligations, the Company hereby agrees (i) to perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the Subordinated Security Interest (subject only to Permitted Encumbrances) granted to Secured Party therein and the perfection and priority of such Subordinated Security Interest (subject only to the Senior Security Interest granted to the Senior Lender, and to Permitted Encumbrances); (ii) to pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon or affecting any Collateral; (iii) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by the Secured Party to maintain and protect Secured Party's Subordinated Security Interest (subject only to the Senior Security Interest granted to the Senior Lender, and to Permitted Encumbrances) hereunder and the priority thereof and to deliver promptly upon the request of the Secured Party all originals of Collateral consisting of instruments, investment property, or other Collateral for which possession of originals is necessary; (iv) to appear in and defend any action or proceeding which may affect the Company's title to or Secured Party's interest in the Collateral; and (v) except for in connection with sales of inventory in the ordinary course of business, not to surrender or lose possession of (other than to Secured Party), sell, encumber, lease or otherwise dispose of or transfer any Collateral or right or interest therein, and to keep the Collateral free of all Liens (other than the Senior Security Interest granted to the Senior Lender and Permitted Encumbrances).   The Secured Party agrees to allow changes to the holders of the Senior Security Interests and that those Senior Security Interests may be changed from time to time as needed to help in the financing activities of the company but the dollar value shall not exceed $7,000,000 in Senior Security Interest without written agreement from the Secured Party.

b. Other Representations, Warranties, and Covenants.  The Company represents, warrants, and covenants to each of the following:
i. The exact legal name of the Company is set forth on the signature page of this Security Agreement.
ii. The Company is duly organized and validly existing under the laws of the state of Oklahoma and the execution, delivery, and performance of this Security Agreement are within the Company's powers, have been duly authorized, and are not in conflict with the terms of its organizational documents, each as amended through the date of this Security Agreement.
iii. The Company's chief executive office is located at 2011 Ten Springs, McAlester, OK 74502, and the Company shall promptly notify Secured Party of any change to the Company's chief executive office location.
iv. Not to change the Company's name, any organizational identification number, state of organization or organizational identity; provided, however, that the Company may change any of these upon at least 30 days' prior written notice to Secured Party of such change along with the Company paying all of Secured Party's incurred costs of filing amendments, additional financing statements, or any other necessary documents to protect, perfect, and preserve Secured Party's security interest in the Collateral.
v. To pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.
 5.Litigation and Other Proceedings.  The Secured Party shall have the right but not the obligation to bring suit or institute proceedings in the name of the Company or the Secured Party to enforce any rights in the Company Collateral, including any license thereunder, in which event the Company shall at the request of the Secured Party do any and all lawful acts and execute any and all documents reasonably required by Secured Party or determined to be necessary or appropriate by Secured Party in aid of such enforcement.
6. Action by Secured Party.  All actions of the Secured Party pursuant to this Security Agreement, including the enforcement of any rights pursuant to this Security Agreement or the Guarantee of Alpine 4 above, shall be determined by the Secured Party.
 7. Default and Remedies.
a.
Default.  The Company shall be deemed in default under this Security Agreement upon (i) the occurrence and during the continuance of a default or breach of any of Alpine 4's  obligations arising under the terms of the Note or a default or breach of any of the Company's obligations arising under the terms of this Security Agreement, (ii) the uninsured loss, theft, damage, or destruction to the Company Collateral, sale or encumbrance of any of the Company Collateral, or the making of any levy, seizure or attachment on the Company Collateral, or (iii) dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws of, by or against the Company.

b.
Remedies.  Upon the occurrence and during the continuance of any event of default, the Secured Party shall have the rights granted by this Security Agreement, and by law, including the right to: (i) require the Company to assemble the Company Collateral and make it available to the Secured Party at a place to be designated by the Secured Party; and (ii) prior to the disposition of the Company Collateral, require the Company to store, process, repair or recondition the Company Collateral or otherwise prepare the Company Collateral for disposition in any manner and to the extent the Secured Party deems appropriate and in connection with such preparation and disposition, without charge to Secured Party.

c.
Application of Company Collateral Proceeds.  The proceeds and/or avails of the Company Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by the Secured Party at the time of, or received by Secured Party after, the occurrence of an event of default) shall be paid to and applied as follows:

i.
First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Company Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys' fees, incurred or made hereunder by Secured Party;

ii.	Second, to the payment to Secured Party of the amounts outstanding under the Note;
iii.	Third, to the payment of the surplus, if any, to the Company, their successors and assigns, or to whomsoever may be lawfully entitled to receive the same.
 8. Miscellaneous.

a.
Notices.  Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the Company, or Secured Party under this Security Agreement shall be in writing and faxed, mailed or delivered to each party to the facsimile number or the address set forth below, or to such other address as may be specified in writing by a Party to the other parties to this Security Agreement.

If to Secured Party:
Alan Martin
2011 Ten Springs
McAlester, OK 74501
with a copy (which shall not constitute notice) to:
Brett D. Cable
Cable Law, pllc
438 E. Carl Albert Pkway
McAlester, OK 74501
Fax: 918.423.4001
Phone: 918.423.4000

If to the Company:

Horizon Well Testing, Inc.

Attn:  [____________]
Fax: [_____________]
Phone: [___________]

with a copy (which shall not constitute notice) to:

Kirton McConkie PC
50 E. South Temple, Suite 400
Salt Lake City, Utah 84111
Fax:  (801) 212-2187
Phone:  (801) 328-3600
Attn:  C. Parkinson Lloyd, Esq.

b.
Nonwaiver.  No failure or delay on the part of Secured Party in exercising any of its rights hereunder will operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

c.
Amendments and Waivers.  This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by the Company and Secured Party.  Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

d.
Assignments.  This Security Agreement shall be binding upon and inure to the benefit of Secured Party and the Company, and their respective successors and assigns; provided, however, that neither the Company may sell, assign or delegate rights and obligations hereunder without the prior written consent of Secured Party.

e.
Cumulative Rights, etc.  The rights, powers and remedies of Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable law, rule or regulation of any governmental authority and under the Note, all of which rights, powers, and remedies will be cumulative and may be exercised successively or concurrently without impairing the rights of the Secured Party hereunder or thereunder.  The Company hereby waives any right to require Secured Party to proceed against any person or entity or to exhaust any Collateral or to pursue any remedy in the Secured Party's power.

f.
Payments Free of Taxes, Etc.  All payments made by Alpine 4 under the Note will be made by Alpine 4 free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings.

g.
Partial Invalidity.  If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

h.
Expenses.  The Company shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Secured Party in connection with the custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which is not performed as and when required by this Security Agreement or the Note.

i.
Construction.  Each of this Security Agreement and the Note is the result of negotiations among, and has been reviewed by, the Company and Secured Party.  Accordingly, this Security Agreement and the Note will be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against the Company or Secured Party.

j.
Entire Agreement.  This Security Agreement and the Note constitute and contain the entire agreement of the Company, and Secured Party and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.  In the event of any inconsistencies between the terms of this Security Agreement or the Note and the terms of any other document related to the loans by Alpine 4 to the Secured Party, the terms of this Security Agreement or the Note, as applicable, shall prevail.

k.	Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Arizona without reference to conflicts of law rules.

l.	Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.
m.
Waiver of Right to Jury.  In order to avoid delays and minimize expense the Company and Secured Party knowingly, voluntarily and intentionally waive any right to trial by jury in respect of any claim, demand, action or cause of action arising out of, under or in connection with this Security Agreement or any related writing or any amendment thereto, whether now existing or hereinafter arising and whether sounding in contract or tort or otherwise, and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by a court trial without a jury, and a copy of this Security Agreement may be filed with any court as evidence of the consent of each of the parties hereto to the waiver of its right to trial by jury.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed as of the day and year first above written.

ALPINE 4:

ALPINE 4 TECHNOLOGIES LTD
a Delaware corporation

By:/s/ Kent Wilson
Name:   Kent Wilson
Its: Chief Executive Officer

SECURED PARTY:

/s/ Alan Martin

Name: Alan Martin

COMPANY:

Horizon Well Testing, Inc.

By: /s/ Kent Wilson
Name: Kent Wilson
Its: Interim CEO

Schedule 3.01

[Insert Legal Description]